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                                                                    Exhibit 10.2

                      FIFTH AMENDMENT TO CREDIT AGREEMENT

      This FIFTH AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), made and entered into as of February 9, 2001, is by and between BUCA, INC., a Minnesota corporation (the "Borrower"), the banks which are signatories hereto (individually, a "Bank" and, collectively, the "Banks"), BANK OF AMERICA, N.A., a national banking association ("BofA"), as one of the Banks and as Co-Agent for the Banks (in such capacity, a "Co-Agent"), FLEET NATIONAL BANK (formerly known as BANKBOSTON, N.A.), a national banking association, as one of the Banks and as Co-Agent for the Banks (in such capacity, a "Co-Agent"), BRANCH BANKING AND TRUST COMPANY, a North Carolina banking corporation, as one of the Banks and as Co-Agent and U.S. BANK NATIONAL ASSOCIATION, a national banking association, as one of the Banks, and as agent for the Banks (in such capacity, the "Agent").

                                    RECITALS
                                    --------

      1. U.S. Bank National Association, as Agent and as a Bank, Bank of America, N.A., as Co-Agent and as a Bank, and the Borrower entered into a Credit Agreement dated as of September 27, 1999, as amended by that First Amendment to Credit Agreement dated as of October 21, 1999, among U.S. Bank National Association, as Agent and as a Bank, Bank of America, N.A., as Co-Agent and as a Bank, and BankBoston, N.A., as Co-Agent and as a Bank, as amended by that Second Amendment to Credit Agreement dated as of December 24, 1999, among U.S. Bank National Association, as Agent and as a Bank, Bank of America, N.A., as Co-Agent and as a Bank, and BankBoston, N.A., as Co-Agent and as a Bank, as amended by that Third Amendment to Credit Agreement dated as of March 3, 2000, among U.S. Bank National Association, as Agent and as a Bank, Bank of America, N.A., as Co-Agent and as a Bank, and BankBoston, N.A., as Co-Agent and as a Bank, and as amended by that Fourth Amendment to Credit Agreement dated as of December 7, 2000, among U.S. Bank National Association, as Agent and as a Bank, Bank of America, N.A., as Co-Agent and as a Bank, BankBoston, N.A., as Co-Agent and as a Bank, and Branch Banking and Trust Company, as Co-Agent and a Bank (as so amended, the "Credit Agreement").

      2. The Borrower has requested that the Banks amend the Credit Agreement in certain respects.

      3. The parties desire to amend the Credit Agreement, subject to the terms and conditions set forth in this Amendment.

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                                   AGREEMENT
                                   ---------

     NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby covenant and agree to be bound as follows:

     Section 12. Capitalized Terms. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement, unless the context shall otherwise require.

     Section 13. Amendment. The Credit Agreement is hereby amended as follows:

            13.1    Capital Expenditures.  Effective as of December 30, 2000,
     Section 6.10 of the Credit Agreement is hereby amended to read in its entirety as follows:

                    Section 6.10 Capital Expenditures. The Borrower will not, and will not permit any Subsidiary to, make Capital Expenditures in an amount exceeding, on a consolidated basis, $44,500,000 in Fiscal Year 2000, and $30,000,000 in any Fiscal Year thereafter; provided that all Capital Expenditures shall be invested in the development of new Restaurants or the maintenance of existing Restaurants or in the construction, acquisition, repair or maintenance of the Borrower's corporate headquarters.

            13.2 Compliance Certificate. Exhibit 5.1(e) to the Credit Agreement is hereby amended and restated in its entirety in the form of Exhibit A to this Amendment.

     Section 14. Effectiveness of Amendments. The amendments contained in this Amendment shall become effective upon delivery by the Borrower of, and compliance by the Borrower with, the following:

            14.1    This Amendment, duly executed by the Borrower.

            14.2 Payment of all reasonable unpaid legal fees and other out-of-pocket expenses incurred by the Agent through the date of this Amendment in connection with this Amendment of which the Borrower has been notified as of the date of this Amendment.

            14.3    Payment to the Agent of a $50,000 amendment fee.

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     Section 15.    Representations, Warranties, Authority, No Adverse Claim.

            15.1 Reassertion of Representations and Warranties, No Default. The Borrower hereby represents that on and as of the date hereof and after giving effect to this Amendment (a) all of the representations and warranties contained in the Credit Agreement are true and correct in all respects as of the date hereof as though made on and as of such date, except for changes permitted by the terms of the Credit Agreement, and (b) there will exist no Default or Event of Default under the Credit Agreement as amended by this Amendment on such date which has not been waived by the Agent.

            15.2 Authority, No Conflict, No Consent Required. The Borrower represents and warrants that the Borrower has the corporate power and authority to enter into this Amendment and has duly authorized the execution and delivery of this Amendment and any other agreements and documents executed and delivered by the Borrower in connection herewith by proper corporate action, and, except as set forth in Schedule 4.3 to the Credit Agreement, none of this Amendment nor the agreements contained herein contravenes or constitutes a default under any agreement, instrument or indenture to which the Borrower is a party or a signatory or a provision of the Borrower's Articles of Incorporation or Bylaws or any requirement of law presently in effect and applicable to the Borrower, or results in the imposition of any Lien on any of its property under any agreement binding on or applicable to the Borrower or any of its property except, if any, in favor of the Agent and except where the contravention or default or the imposition of such Lien could not adversely affect the validity or enforceability of this Amendment or constitute a Material Adverse Occurrence. The Borrower represents and warrants that, except as set forth in Schedule 4.3 to the Credit Agreement, no consent, approval or authorization of or registration or declaration with any Person, including but not limited to any governmental authority, is required on the part of the Borrower in connection with the execution and delivery by the Borrower of this Amendment or any other agreements and documents executed and delivered by the Borrower in connection herewith or the performance of obligations of the Borrower herein described, except for those which the Borrower has obtained or provided and as to which the Borrower has delivered certified copies of documents evidencing each such action to the Agent and except where the failure to obtain such consent, approval or authorization or to make such registration or declaration could not adversely effect the validity or enforceability of this Amendment or constitute a Material Adverse Occurrence.

            15.3 No Adverse Claim. The Borrower warrants, acknowledges and agrees that to the Borrower's knowledge no events have taken place and no circumstances exist at the date hereof which would give the Borrower a basis to assert a defense, offset or counterclaim to any claim of the Banks with respect to the Borrower's obligations under the Credit Agreement as amended by this Amendment.

     Section 16. Affirmation of Credit Agreement, Further References, Affirmation of Security Interest. The Banks and the Borrower each acknowledge and affirm that the Credit Agreement, as hereby amended, is hereby ratified and confirmed in all respects and all terms, conditions and provisions of the Credit Agreement, except as amended by this Amendment, shall remain unmodified and in full force and effect. All references in any document or instrument to the Credit Agreement are hereby amended and shall refer to the Credit Agreement as amended by this Amendment. The Borrower confirms to the Banks that the Borrower's obligations under the Credit Agreement, as amended by this Amendment, are and continue to be secured by the security interest granted by the Borrower in favor of the Agent under that certain Security Agreement (Borrower), that certain Pledge Agreement, and that certain Collateral Assignment of Trademarks, all dated as of September 27, 1999, and made by the Borrower in favor of the Agent, and all of the terms, conditions, provisions, agreements, requirements, promises, obligations, duties, covenants and representations of the Borrower under such documents and any and all other documents and agreements entered into with respect to the obligations under the Credit Agreement are incorporated herein by reference and are hereby ratified and affirmed in all respects by the Borrower.

     Section 17. Successors. This Amendment shall be binding upon the Borrower and the Banks and their respective successors and assigns, and shall inure to the benefit of the Borrower and the Banks and the successors and assigns of the Banks.

     Section 18. Legal Expenses. As provided in Section 9.2 of the Credit Agreement, the Borrower agrees to reimburse the Agent, upon execution of this Amendment, for all reasonable out-of-pocket expenses (including reasonable attorney' fees and legal expenses of Dorsey & Whitney LLP, counsel for the Agent) incurred in connection with negotiation, preparation and execution of this Amendment and all other documents negotiated, prepared and executed in connection with this Amendment, and in enforcing the obligations of the Borrower under this Amendment, and to pay and save the Banks harmless from all liability for any stamp or other taxes which may be payable with respect to the execution or delivery of this Amendment, which obligations of the Borrower shall survive any termination of the Credit Agreement.

     Section 19. Counterparts. This Amendment may be executed in several counterparts as deemed necessary or convenient, each of which, when so executed, shall be deemed an original, provided that all such counterparts shall be regarded as one and the same document, and any party to this Amendment may execute such agreement by executing a counterpart of such agreement.

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     Section 20.    Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY THE
INTERNAL LAWS OF THE STATE OF MINNESOTA, WITHOUT GIVING EFFECT TO CONFLICT OF LAW PRINCIPLES THEREOF, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS, THEIR HOLDING COMPANIES AND THEIR AFFILIATES.

     Section 21. Capacity. All agreements, consents and waivers of any of the Banks hereunder or under any previous amendments to the Credit Agreement shall be considered to have been made or given by such Bank in both its capacity as a Bank and its capacity as the Agent or a Co-Agent, as applicable.


            [The remainder of this page is left intentionally blank]

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      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date and year first above written.


                         BUCA, INC.


                         By: /s/ Greg A. Gadel
                             ---------------------------------------

                         Title:       Chief Financial Officer
                                ------------------------------------


                         Address:
                         Attention:  Greg A. Gadel
                         1300 Nicollet Avenue
                         Suite 5003
                         Minneapolis, MN  55403
                         Telephone No.:  (612) 288-2382
                         Telecopier No.:  (612) 827-6446


                     Signature Page 11 of Fifth Amendment
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                                        U.S. BANK NATIONAL ASSOCIATION,
                                        as Agent and a Bank



                                        By: /s/ Joshua R. Pirozzolo
                                           --------------------------------


                                        Title:  Assistant Vice President
                                              -----------------------------


                                        Address:
                                        Attention: Joshua R. Pirozzolo
                                        MPFP0602
                                        601 Second Avenue South
                                        Minneapolis, MN 55402-4302
                                        Telephone No.:  (612) 973-0520
                                        Telecopier No.:  (612) 973-0823

                     Signature Page 12 of Fifth Amendment
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                                        BANK OF AMERICA, N.A.,
                                        as Co-Agent and a Bank



                                        By: /s/ Gregory Mojica
                                           ------------------------------


                                        Title: Senior Vice President
                                               --------------------------

                                        Address:
                                        Attention:  William S. Richards, Jr.
                                        IL1-231-06-13
                                        231 South LaSalle Street
                                        Chicago, IL 60697

                                        Telephone No.:  (312) 828-2731
                                        Telecopier No.: (312) 828-1974

                     Signature Page 13 of Fifth Amendment
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                                        FLEET NATIONAL BANK,
                                        as Co-Agent and a Bank


                                        By: /s/ Robert MacElhiney
                                            ------------------------------

                                        Title: Vice President
                                               ---------------------------


                                        Address:
                                        Attention:  Robert MacElhiney
                                        MADE 10008H
                                        100 Federal Street
                                        Boston, MA 02110
                                        Telephone No.:  (617) 434-7068
                                        Telecopier No.:  (617) 434-0637

                     Signature Page 14 of Fifth Amendment
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                                        BRANCH BANKING AND TRUST COMPANY,
                                        as Co-Agent and a Bank


                                        By: /s/ Cory Boyte
                                            ------------------------------

                                        Title: Vice President
                                               ---------------------------

                                        Address:
                                        Attention:  Cory Boyte
                                        110 South Stratford Road
                                        Suite 301
                                        Winston-Salem, NC  27104
                                        Telephone No.:  336-733-3259
                                        Telecopier No.:  336-733-3254

                     Signature Page 15 of Fifth Amendment